Cash and cash equivalents	6 Months Ended
Jun. 30, 2014
Cash And Cash Equivalents [Abstract]
Cash and cash equivalents

3. Cash and cash equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company minimizes its credit risk associated with cash and cash equivalents by periodically evaluating the credit quality of its primary financial institution. The balance at times may exceed federally insured limits. The Company has not experienced any losses on such accounts.

Fair value of financial instruments

The Company’s financial instruments consist of cash and cash equivalents, grants receivable, subscription receivable, prepaid expenses and other assets, accounts payable and related party payables, all of which are generally considered to be representative of their respective fair values because of the short-term nature of those instruments.